Michael J. Minahan 617.570.1021 mminahan@goodwinprocter.com	Goodwin Procter LLP Counselors at Law Exchange Place Boston, MA 02109 T: 617.570.1000 F: 617.523.1231

August 18, 2015

VIA EDGAR AND FEDERAL EXPRESS

United States Securities and Exchange Commission

Division of Corporation Finance

100 F. Street, N.E.

Washington, D.C. 20549

Attention: Barbara C. Jacobs

Re:	Mimecast Limited

Amendment No. 1 to Draft Registration Statement on Form F-1

Submitted July 21, 2015

CIK No. 0001644675

Dear Ms. Jacobs:

This letter is confidentially submitted on behalf of Mimecast Limited (the “Company”) in response to the comments of the staff of the Division of Corporation Finance (the “Staff) of the Securities and Exchange Commission (the “Commission”) with respect to the Company’s confidential submission of Amendment No. 1 to the draft Registration Statement on Form F-1 submitted on July 21, 2015 (the “Registration Statement”), as set forth in the Staff’s letter dated August 10, 2015 (the “Comment Letter”). The Company is concurrently submitting Amendment No. 2 to the confidential submission of the Registration Statement (“Amendment No. 2”), which includes changes to reflect responses to the Staff’s comments and other updates.

For reference purposes, the text of the Comment Letter has been reproduced and italicized herein with responses below each numbered comment. Unless otherwise indicated, page references in the descriptions of the Staff’s comments refer to the Registration Statement, and page references in the responses refer to Amendment No. 2. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in Amendment No. 2.

The responses provided herein are based upon information provided to Goodwin Procter LLP by the Company. In addition to submitting this letter via EDGAR, we are sending via Federal Express four (4) copies of each of this letter and Amendment No. 2 (marked to show changes from the Registration Statement).

United States Securities and Exchange Commission

August 18, 2015

Risk Factors

Risks Related to Our Business and Industry

Our business depends substantially on customers renewing their subscriptions…, page 15

1.	Revisions made in response to prior comments 3 and 16 disclose that your customer retention rate has been consistently greater than 90% for the fiscal years ended March 31, 2013, 2014 and 2015. Please revise here or elsewhere to include your definition of customer retention rate. Also, tell us what consideration you have given to including this metric in your Key Performance Indicators section on page 50.

RESPONSE: The Company acknowledges the Staff’s comment and respectfully advises the Staff that it has revised its disclosure on pages 15, 51 and 96 of Amendment No. 2 in response to the Staff’s comment. In considering the inclusion of customer retention rate as a key metric, the Company determined that gross revenue retention was a better metric to measure the performance of its business. Although the Company has a high retention rate of customers, it believes that revenue retention is a better measure of current and future performance. Individual customers generate different amounts of revenue depending on the price they pay and the products they buy. A change in the customer retention rate may have no change in the revenue retention rate. Conversely, the customer retention rate could remain stable yet the revenue retention could change more dramatically. Additionally, the Company’s customers often buy additional products from the Company. Gross revenue retention captures both the retention of the customer base and the impact this has on revenue as well as the increase in revenue that results from the purchase of these additional products, whereas customer retention does not. Thus, the Company respectfully advises the Staff that while knowing that its customer retention rate is in excess of a certain percentage is relevant to an investor, gross revenue retention already captures the customer retention rate and is the more relevant metric to an investor’s understanding of the Company’s business. The Company has updated its disclosure on page 51 of Amendment No. 2 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Performance Indicators” to reflect the inclusion of customer retention as a component of revenue retention.

We are subject to governmental export controls…, page 25

2.	You state in response to prior comment 5 that you are not aware of customer relationships with persons or entities located in Iran, Syria or Sudan. Our comment requested information about any contacts with Iran, Syria or Sudan, not just those with customers. Please clarify for us whether you have had other contacts with those countries, and if so, describe to us all such contacts. In this respect, you state that you do not block e-mails originating in Iran, Syria or Sudan. Please tell us whether e-mails from these countries relate to requests for services to or from your company, and whether they have resulted in such services.

RESPONSE: The Company has not initiated contacts with Iran, Syria or Sudan, other than contacts with Persia International Bank (“PIB”), an entity based in the United Kingdom that is believed to be owned or controlled by Iranian interests, as disclosed in Amendment No. 2. The Company does not block the transmission through its e-mail servers of e-mails originating in, or destined to, these countries, which transmissions are not prohibited by U.S. economic sanctions laws. The Company cannot rule out the possibility that individuals or entities located in Iran, Syria or Sudan have themselves contacted the Company by e-mail or otherwise to inquire about purchasing the Company’s services. Other than the services provided to PIB in the United Kingdom (and thus, arguably, indirectly to Iran), the Company is not aware of any contracts with individuals or entities located in Iran, Syria, or Sudan, and the Company has not accepted customers located in these countries, even in historical circumstances under which U.S. sanctions against those countries would not have prohibited a UK company such as Mimecast from accepting this business. Mimecast continues to implement this compliance policy.

United States Securities and Exchange Commission

August 18, 2015

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Key Performance indicators

Revenue Constant Currency Growth Rate, page 50

3.	We note your response to prior comment 10. Considering your disclosure that foreign currency fluctuations impacted revenues by 5% and 2% for the year ended March 31, 2014 and 2015, respectively, but had no impact on your gross margins for these years, it appears that there may have been offsetting foreign currency impacts on your cost of sales for these years. Please provide either a quantitative or qualitative discussion of the impact of foreign currency on your cost of sales.

RESPONSE: The Company acknowledges the Staff’s comment and respectfully advises the Staff that it has revised its disclosure on page 51 in response to the Staff’s comment.

Comparison of Period-to-Period Results of Operations, page 54

4.	We note your response to prior comment 12. It appears that you considered the impact of foreign currency movements on expenses as a percentage of revenue rather than on the dollar amount of expenses. Clarify the impact of foreign currency movements on the dollar amount of both your cost of sales and operating expenses.

RESPONSE: The Company acknowledges the Staff’s comment and respectfully advises the Staff that it has revised its disclosure on page 56 in response to the Staff’s comment.

Liquidity and Capital Resources

Borrowings and Credit Facility, page 58

5.	Revisions made in response to prior comment 13 indicate that you have no amounts available for future borrowings under your term loans. While we note that you have additional borrowing capacity under your revolving credit facility, please tell us what consideration you have given to adding a risk factor that discusses any risks resulting from your lack of borrowing availability under your term loans.

RESPONSE: The Company respectfully advises the Staff that, as set forth on pages 63 and 64 of Amendment No. 2, its cash and cash equivalents, cash to be received from existing and new customers, as well as the amounts available for borrowing under the revolving credit facility are sufficient to cover its operating and other expenses. On the basis on this analysis, the Company determined that a risk factor that discusses the lack of borrowing availability under the term loans is not required.

United States Securities and Exchange Commission

August 18, 2015

Business

Customer Service and Support, page 87

6.	Your response to prior comment 4 indicates that customers may request credits if you fail to satisfy your commitments regarding the delivery of email messages to and from your servers, the speed at which your archive can produce search results and your ability to correctly identify and isolate spam and viruses. Please tell us whether you have provided a material amount of credits, either individually or in the aggregate, to your customers.

RESPONSE: The Company respectfully advises the Staff that it has not provided a material amount of credits, either individually or in the aggregate, to its customers. During fiscal year 2014, credits in the aggregate totaled less than 0.5% of revenue, whereas there were no such credits in fiscal year 2015.

Consolidated Financial Statements

Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies

Revenue Recognition, page F-10

7.	We note your response to prior comment 20 that under scenario 2 you share the responsibility for providing the services under an arrangement with the third-party reseller. While we note that the reseller reviews, facilitates and executes agreements with the end-user, please further clarify how the reseller changes the product or performs part of the underlying service. As part of your response, clarify the nature of all of the services provided in these arrangements and by whom they are performed in greater detail. In this regard, explain why the services provided by the resellers are an essential element of being a primary obligor when it appears that you are responsible for fulfillment as the end user seeks your services.

RESPONSE: The Company respectfully advises the Staff that after giving further consideration to the Staff’s comment, the Company realized that it was not as clear as it could have been in its prior response related to transactions under scenario 2, in that the Company’s prior response focused the discussion around a principal versus agent notion. However, in considering the issue further, the Company believes that the relevant question is which party is really the Company’s customer – the reseller or the end-user consumer. The Company acknowledges that it is the primary obligor in terms of providing the SaaS services. Further, the Company is not the agent of the reseller (making a principal-agent discussion not on point).

The Company acknowledges that the determination of whether the Company’s customer is the reseller (making the sales price to the reseller the revenue amount) or the end-user customer (making the selling price to the end-user customer the revenue amount) is complex and requires the use of judgment. The Company discusses the factors below; however, the Company would like to clarify an important point for the Staff. Because the reseller negotiates directly with the end-user customer, has the ability to set pricing with the end-user customer and collects the arrangement consideration directly from the end-user, in the significant majority of transactions, the Company does not have insight into the price charged by the reseller to the end-user customer. Further, the reseller is not obligated to report such information to the Company. Additionally, in situations where the Company does have insight into the price charged by the reseller, the reseller generally bundles the Company’s product/service into a larger, overall solution for the end-user consumer (i.e., a multi-element arrangement), and even if the Company is aware of the total sales price to the end-user consumer, the Company does not have knowledge of the relative selling price allocation of the overall arrangement consideration to the individual items sold to the customer.

United States Securities and Exchange Commission

August 18, 2015

In the Company’s arrangements with resellers where the Company is aware of the price charged to the end user customer, the Company contracts directly with the reseller, while the reseller enters into arrangements directly with the end-user customer and is responsible for facilitating agreement of the Company’s terms with the end-user customer. Under the terms of the Company’s arrangements with the resellers in this scenario, the reseller sets the price for the Company’s service with the customer, and the reseller collects the negotiated fees from the end-user customer. The Company negotiates the price to be received from the reseller, but does not set the pricing to the end user.

The Company advises the Staff that many of its resellers provide additional infrastructure services with respect to the provision of cloud based email services. For example, many resellers host and run the customer’s exchange server remotely, a vital part of the email cloud service. Additionally, resellers may sell the Company’s services to customers who have their email hosted through another third party. In these instances the reseller can provide an integrated offering to the end-user customer whereby they manage and provide their entire email network. In these instances, the reseller determines the total price to charge the end-user customer for the overall solution, of which the Company’s service may be one element or a component, and the Company does not have knowledge of the total cost of the services that the reseller is providing to the customer or the percentage that relates to the provision of services by the Company, and the Company is therefore not able to determine the price paid by the customer for the services it provides.

Based on the analysis above, the Company has concluded its customer is the reseller. However, even if the Company concluded that in some instances its customer was the end-user, the Company does not know the consideration paid by that customer for the Company’s services, resulting in it being unable to determine the gross amount paid by the end-user to the reseller, which would be required in order to record the revenue on a gross basis. As a result, the Company has concluded that the appropriate revenue amount to report for these transactions is the amount paid by the reseller as that is the only amount known with certainty by the Company.

The Company respectfully advises the Staff that it has revised its disclosure on pages 68, F-10 and F-11 in response to the Staff’s comment.

United States Securities and Exchange Commission

August 18, 2015

8.	Tell us how you determined that the contractually stated amount of the set-up fee is representative of fair value.

RESPONSE: The Company respectfully advises the Staff that the Company has concluded that set-up services are not a deliverable within the arrangement; instead this item represents an administrative function the Company must perform in order to provide its subscription services. This service is purchased by customers only in contemplation of, or in concert with, purchasing one of the hosted subscription services, and is not considered a substantive service such that the provision of the item does not reflect the culmination of the earnings process. The Company does not sell this service without the related underlying primary subscription as there would be no practical interest or need on the behalf of a customer to buy the service without the underlying subscription. The Company does not have any knowledge of other vendors selling the service on a stand-alone basis.

Accordingly, the Company has determined that these arrangements are within the scope of the guidance on upfront fees in SAB 104. This guidance indicates that for arrangements with only a single unit of accounting and up-front fees, even if nonrefundable, that are not associated with the culmination of the earnings process, such up-front fees are earned as the services are performed over the term of the arrangement or the expected period of performance.

Because the arrangements have only a single unit of accounting, there is no allocation of the arrangement consideration across multiple deliverables, so there is no need to determine the fair value of any of the elements of the arrangement.

The Company respectfully advises the Staff that it has revised its disclosure on pages 68, 69, F-11 and F-12 in response to the Staff’s comment.

Software Development Costs, page F-15

9.	We note your response to prior comment 26 that it is not unusual for the development process to transition “back and forth” between what management may consider the “preliminary project phase” and the “application development stage.” Please clarify why costs, or an allocation of costs, incurred in the application development phase are not capitalized. To the extent it is because you do not consider management to have committed the funding, clarify the process for management authorization of software development costs. Clarify the amount of software development costs that have been expensed for each period and management’s process for authorizing these funds.

RESPONSE: The Company respectfully advises the Staff that management’s process for authorizing software developments costs and the Company’s development methodology involves an approval process that operates on a stage-by-stage basis requiring the approval of engineering efforts (and the related salary spend) at each stage of the development process, in contrast to processes which approve the expected entirety of the engineering effort (and related commitment of funds) up-front. This stage-by-stage process allows management of the Research and Development group (product and engineering teams) to continually adjust resources allocated to development efforts, as well as efforts related to the maintenance of and minor enhancements to existing products. The stage-by-stage approval process also requires management to approve an amount of development funding at each stage, requiring a then current decision that the resources to be allocated to the project are appropriate, both as they relate to that specific project and when compared to the impact on the overall research and development budget available at the time. This stage-by-stage approval process and continual adjustment of resources significantly reduces the probability that projects will be completed or be used to perform the function intended, both of which are required in order to capitalize internal-use software costs under ASC 350-40-30.

United States Securities and Exchange Commission

August 18, 2015

The Mimecast platform supports thousands of features, and each new product or feature is developed based on the existing platform. In the development of any new feature or product, it is not clear at the outset of the development process which elements of the existing platform will be utilized or whether the product will be able to be fully integrated with and built off of this platform. In building a feature, and the application of the stage-by-stage approval process, the feature specifications are determined throughout the development process such that engineering is unable to determine at the beginning of the development effort that (i) the software will be used to perform the function intended and (ii) the feasibility of the product or feature and the probability that the Company will continue in its development efforts until it is substantially complete.

As part of its annual budgeting process, the Company allocates an amount of spend to research and development based upon the current broad product prioritization items, and expected product maintenance or enhancement requirements of the Mimecast platform. As the research and development budget is comprised largely of salary and related expenses, the ability to expand the budget beyond a set number of projects is difficult, thereby requiring management to consider carefully the allocation of its personnel resources to projects.

The Research and Development group is charged with defining product(s) according to a minimum standard of technical viability and scalability, as well as commercial attractiveness. Product management, together with the Company’s senior engineers, Chief Technology Officer (“CTO”) and Chief Executive Officer (“CEO”), meet on a monthly basis and set broad product prioritization guidelines. These broad guidelines are provided to management of the engineering team, which is led by the Company’s CTO. Although the guidelines established by product management set a framework for resource allocation, the CTO has the authority to change this allocation during weekly status meetings with his direct reports as the code base develops and the threat landscape changes. It is during these weekly meetings that engineers are assigned to different tasks and engineering priorities are re-evaluated, including being re-prioritized or discontinued if considered appropriate. As the research and development budget is comprised of available employee resources, the CTO allocates funds through the assignment of engineers to specific tasks. The allocation of engineering resources, and therefore, the authorization of funds are determined weekly.

During these weekly status meetings, the CTO and his direct reports allocate work to the Company’s engineers on “tickets” which are logged and managed using engineering management software. Tickets represent short work iterations of normally two weeks or less. It’s common for a single product to encompass hundreds or even thousands of tickets. Each ticket is associated with either the development of a new product or the maintenance, enhancement, bug-fixing or back-end upgrade of an existing one. The utilization of these short-term tickets and the weekly status meetings underpin the flexibility of the management framework required to continually adjust resource allocations.

United States Securities and Exchange Commission

August 18, 2015

It is through management processes like these noted above, amongst others, that the Company utilizes an “agile” development methodology in which improvements, upgrades, new products, new features or patches are developed and delivered on a continuous basis. This development methodology provides for evolutionary development, real-time delivery of solutions to end-users and rapid and flexible response to market changes.

The Company considers it necessary to manage its development efforts in such a manner, allowing for continuing re-prioritization of development efforts, in order to best respond to changes within the marketplace, the incorporation of real time customer feedback as communicated through its service delivery and customer experience teams and input from its direct sales personnel and channel partners gathered during product demonstrations. These changes within the marketplace and real-time feedback often change the Company’s approach to engineering a particular feature and impact its decision whether or not to continue with the development of a feature or product at all.

As noted in its Consolidated Statements of Operations, the Company recorded approximately $12.8 million and $14.5 million in research and development expenses during 2014 and 2015, respectively. Of the total research and development costs incurred, the Company estimates that it incurred approximately $10.2 million and $11.6 million, respectively, of internal costs related to the development of internal use software during 2014 and 2015, which include costs attributable to maintenance, enhancements, bug-fixing or back-end upgrades of existing products in all stages of the development process (i.e. preliminary project stage, the application development stage and the operation stage). Management has approved such funds in accordance with the process as described above.

Given the dynamic nature of the development process the Company utilizes, the costs incurred subsequent to the point at which the preliminary project phase is completed, and when management with the relevant authority, implicitly or explicitly, authorizes and commits to the funding of the software project, and it is probable that the project will be completed and the software will be used to perform the function intended, have not been material. The requirement to approve additional research and development efforts at each stage in the development process reduces the probability that the project will be completed and the software will be used to perform the function intended, and even if the project is ultimately completed, this determination cannot be made until the project’s final stage. As such the Company has not capitalized any of these development costs during 2014 and 2015.

United States Securities and Exchange Commission

August 18, 2015

Unaudited Pro Forma Net Loss per Share, page F-17

10.	We note your response to prior comment 27. Clarify how this adjustment is expected to have a continuing impact.

RESPONSE: The Company respectfully advises the Staff that as it relates to share-based awards that are subject to service-based vesting conditions and a performance-based vesting condition based on a liquidity event, as noted on page F-18 for certain of these awards, namely those issued to employees other than those in the Company’s U.S. subsidiary, only 25% of the awards which contain this performance criteria will become exercisable immediately upon the listing, while 50% of the shares underlying options will become exercisable 12 months following the date of the listing, and 25% of the shares underlying options will become exercisable 24 months following the date of the listing. As such, the Company has considered that the expense related to these awards is expected to have a continuing impact on the Company’s results of operations.

If you should have any questions concerning the enclosed matters, please contact the undersigned at (617) 570-1021.

Sincerely,

/s/ Michael J. Minahan

Michael J. Minahan

Enclosures

cc:	Peter Bauer, Mimecast Limited

Peter Campbell, Mimecast Limited

Mark J. Macenka, Goodwin Procter LLP